SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[    ]     Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2)
[X ]      Definitive Proxy Statement
[    ]     Definitive Additional Materials
[    ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
            Sec. 240.14a-12

                          FEDERATED UTILITY FUND, INC.

                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:
            ------------------------------------------------------------
      3)    Filing Party:
            ------------------------------------------------------------
      4)    Date Filed:
            ------------------------------------------------------------

Federated Utility Fund, Inc.


Proxy Statement - Please Vote!

     TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

     Federated Utility Fund, Inc. (the "Fund") will hold a meeting of shareholders on Friday, December 6, 2002. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

     The following is an introduction to the process and the proposals.

Why am I being asked to vote?

     Mutual funds are required to obtain shareholders' votes for certain types of changes like the ones included in this Proxy Statement. You have a right to vote on such changes.

How do I vote my shares?

     You may vote by telephone at 1-800-690-6903 or through the Internet at www.proxyvote.com. You may also vote in person at the meeting or complete and return the enclosed proxy card.

If you:

1. choose to help the Fund save time and postage costs by voting through the Internet or by telephone, please do not return your proxy card.

2. do not respond at all, we may contact you by telephone to request that you cast your vote.

3. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposals.

What are the issues?
The proposals include:

o Deletion of the Fund's investment policy regarding investing primarily in the utilities industry and investment grade fixed income securities; and

o Reorganization of Federated Utility Fund, Inc., (a Maryland corporation) into Federated Capital Income Fund, a newly created portfolio of Federated Income Securities Trust (a Massachusetts business trust).

Why is the Fund's investment policy being changed?

     The Fund's primary investment objectives are to seek current income and long-term growth of income with capital appreciation as a secondary objective. The Fund's current investment policy is to invest 65% of its total assets in the utilities industry.

     When the Fund was established in 1987, utility companies as a group had higher dividends than other sectors and less volatility than the market as a whole. However, primarily because of recent deregulation of utilities industries, the yields of utility companies have dropped, utility securities prices have fallen, and the reduction in financial strength makes it likely that utility companies' dividends will be reduced. The prices of utility securities have become as volatile, if not more volatile, than the general stock market.

     The proposals, if approved, will allow the investment adviser to seek stocks with high relative dividend yields across all industries and markets, and to allocate a portion of the Fund's portfolio to fixed income securities that are rated below investment grade ("high yield bonds") to increase the Fund's income. High yield bonds have higher yields to compensate for their greater credit risk.

     These changes will improve the ability of the adviser to find good income opportunities and reduce investment risk through greater diversification.

Why is the Reorganization being proposed?

     By changing the form of organization from a corporation to a business trust, the Fund's expenses will be reduced by the amount of certain state franchise taxes applied to a corporation but not to a business trust.



Will the Reorganization affect my investment?

o The investment objective of the Fund will not change. The Fund will continue to pursue income and growth of income, with capital appreciation as its secondary objective

o    The number of shares and investment value will not change

o Since the Fund will no longer be limited to investing primarily in the utilities industry, the Fund will change its name to "Federated Capital Income Fund"

o    The Reorganization will be a tax-free transaction to you and the Fund

o There will not be an increase in the fees payable to the Fund's investment adviser

o There will be no sales loads, commissions, or transaction fees in connection with the Reorganization

o The risks of investing in the Fund will change from primarily risks of investing in the utilities industries to risks of investing in the stock market generally. The adviser seeks to reduce risk through greater diversification.


Important Note! - Outstanding Share Certificates

     Shareholders who currently hold certificates for their Fund shares are urged to surrender those certificates before the Reorganization. For your protection, we recommend that you send the unsigned certificate by registered or certified mail to:

         Federated Shareholder Services Co.
         1099 Hingham Street
         Rockland MA 02370-3317

     If you can't locate your certificate, please call the telephone number below for instructions.

Who do I call with questions about the Proxy Statement?

     Call  your   Investment   Professional   or  a  Federated   Client  Service
Representative. Federated's toll-free number is 1-800-341-7400.



  After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for the proposals.



                                PROXY STATEMENT


                          FEDERATED UTILITY FUND, INC.

                        NOTICE OF MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 6, 2002

     A meeting of the shareholders of Federated Utility Fund, Inc. (the "Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on Friday, December 6, 2002 for the following purposes:


(1) To approve or disapprove deletion of the Fund's investment policy regarding investing in the utilities industry and investment grade fixed income securities.


(2) To approve or disapprove a proposed Plan and Agreement of Reorganization ("Agreement") changing the form of organization of the Fund from a Maryland corporation to a Massachusetts business trust. Pursuant to the Agreement, a newly created portfolio (the "Reorganized Fund") of Federated Income Securities Trust, a Massachusetts business trust, would acquire all of the assets (subject to the liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.


(3) To transact such other business as may properly come before the meeting or any adjournment thereof.


     The Board of Directors has fixed October 14, 2002 as the record date for determination of shareholders entitled to vote at the meeting.

                                                      By Order of the Directors



                                                      John W. McGonigle
                                                      Secretary


October 21, 2002


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     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING  FOLLOW-UP
LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

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                                TABLE OF CONTENTS

About the Proxy Solicitation and the Special Meeting........................1

Approval or Disapproval of the Deletion of the Fund's Investment
        Policy Regarding Investing in the Utilities Industry and Investment
        Grade Fixed Income Securities.......................................2

Approval or Disapproval of the Proposed Reorganization......................4

Information About the Fund..................................................9

Proxies, Quorum and Voting at the Special Meeting.......................... 9

Share Ownership of the Fund................................................10

Other Matters and Discretion of Attorneys Named in the Proxy...............10

Agreement and Plan of Reorganization (Exhibit A)..........................A-1



                                                            PROXY STATEMENT


                          FEDERATED UTILITY FUND, INC.

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

     The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the meeting of shareholders of the Fund to be held on December 6, 2002, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7000, at 2:00 p.m. (Eastern Time) (such meeting and any adjournment or postponement thereof are referred to as the "Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mail, officers, employees, and agents of the Administrator and its affiliates may solicit proxies, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Administrator may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     The purposes of the Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are first expected to be mailed on or about October 31, 2002, to shareholders of record at the close of business on October 14, 2002 (the "Record Date"). On the Record Date, the Fund had 70,601,479 outstanding shares of stock, consisting of 17,244,045 Class A Shares; 1,185,940 Class B Shares; 853,484 Class C Shares; and 3,935,561Class F Shares.

     The Fund's annual report, which includes audited financial statements for the fiscal year ended February 28, 2002, was previously mailed to shareholders. The Fund's annual report is incorporated by reference into this Proxy Statement. The Fund will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund's annual report. You may request a copy of the annual report by writing to the Fund's principal executive offices or by calling the Fund. The Fund's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Fund's toll free telephone number is 1-800-341-7400.


     PROPOSAL #1: TO APPROVE OR DISAPPROVE DELETION OF THE FUND'S INVESTMENT POLICY REGARDING INVESTING IN THE UTILITIES INDUSTRY AND INVESTMENT GRADE FIXED INCOME SECURITIES

-------------------------------------------------------------------------------

     At its meeting on August 23, 2002, the Fund's Board of Directors unanimously approved removing the Fund's investment policy regarding investing in the utilities industry and investment grade fixed income securities. This change is being submitted for shareholder approval at this Special Meeting.

     The Fund presently has an investment policy that it will invest at least 65% of its total assets in the utilities industry. Utility industry securities are stocks or bonds issued by companies engaged in the production, transmission, or distribution of electric energy or gas, or in communications facilities such as telephone or telegraph services. Bonds purchased by the Fund must be investment grade at the time of purchase. This investment policy of the Fund may not be changed without shareholder approval.

     The Fund was based on the premise that utilities are a core industry group of the equity market that should be represented in most portfolios. Utilities offer indispensable products and services, and therefore were among the defensive industries better able than others to survive extended downturns in the economy.

     The Fund was also designed to generate income for its shareholders' investment portfolios. The Fund's primary investment objectives are to seek current income and long-term growth of income. Capital appreciation is a secondary objective. Especially in the earlier years of the Fund, utility stocks' dividends were generally substantially higher than those of companies in other sectors.

     At the time the Fund was formed in 1987, utility stocks had defensive characteristics and higher income returns. In addition, utility stocks' total returns had substantially outperformed the market averages for other industrial sectors of the equity market over longer time periods. Utility companies as a group had achieved good relative investment performance with less volatility than the market as a whole.

     Historically, the securities of many utility companies were high quality, stable and relatively high-yielding because of the regulated nature of their industries. For example, many electric and gas utilities were essentially monopolies within their service areas. The financial performance of these companies was driven primarily by demand for power in their service areas, their capital investment needs to meet that demand, and their ability to operate efficiently. Utility companies had stable cash flows and secure dividends because cost increases could be passed on to customers through the rate-regulation process.

     However, during the bull stock market of the 1990s, many utility companies began to engage in new businesses through unregulated subsidiaries in an effort to create better growth prospects. More recently, especially during the past five years, many states have deregulated utility industries so that utility companies are no longer protected from competition in their core service areas. Therefore, utility companies have become more like companies in other industries with their revenues constantly threatened by competitive price pressures. As a higher and higher proportion of a utility company's revenues comes from unregulated businesses, its cash flow becomes more volatile. Further, increasing costs cannot easily be passed through to customers. Financial strength and liquidity is reduced by the need to reinvest cash and earnings in new, competitive, unregulated businesses.

     The changes in utility industries have affected the ability of the Fund to meet its objectives. First, utilities companies are reducing their dividends. The weighted average dividend per share of the utility companies in the Russell 1000 Utility Index was slightly over $1.00 for the calendar years 1990 through 1999. In 2000, the average dividend dropped to 83 cents. In 2001, the Index per-share dividend dropped further to 74 cents. As utilities companies weaken financially, it is likely that many companies will further reduce their dividends. Second, this uncertainty in earnings and dividends has caused utility company stock prices both to fall and to be less defensive than in the past. An example of the defensiveness of utility stocks before deregulation is the time during the military build up before the 1990 Gulf War with Iraq, between July 13 and November 8, 1990, when the Standard & Poor's ("S&P") Utility Index returned 1.53% compared to a loss in the broader market represented by the S&P 500 Index of 15.15%. Similarly, during the 1998 crisis in the international capital markets triggered by Russia's default on its debt obligations and currency devaluations in Asia, the S&P Utilities Index rose 14.52% between July 31 and October 8, 1998, at the same time that the S&P 500 Index fell 14.09%. However, more recently, the effects of deregulation have become apparent. Utility stocks have not been defensive. In 2001 and through August, 2002, the S&P 500 Index has dropped 28.98% while the S&P 500 Utility Index has fallen much more: by 49.64%.

     If the proposal to remove the restriction that the Fund invest primarily in the utilities industry is approved by shareholders, the investment objective of the Fund will not change. The Fund will continue to pursue income and growth of income, and secondarily capital appreciation. Instead of being constrained to seek income primarily through securities of companies in the utilities industry, the investment adviser ("Adviser") will seek stocks and bonds with high, stable or growing dividend and interest income across all industries and markets. The change will both improve the ability of the Adviser to find good income opportunities and may reduce investment risk through greater diversification.

     The proposal also includes removing the restriction that the Fund invest only in investment grade bonds. The Fund is presently permitted to invest in both equity and fixed income securities. In the future, since dividend yields of many stocks across the entire market have been decreasing, the Adviser expects to invest a greater proportion of the Fund's assets in fixed income securities to increase the Fund's income. Instead of investing only in fixed income securities of utilities industry companies, the Adviser will be permitted to invest in a diversified portfolio of bonds.

     While the portion of the Fund's portfolio that is invested in fixed income securities will continue to be principally investment grade fixed income securities, the Adviser desires to also invest in fixed income securities that are rated below investment grade ("high yield bonds") to increase the Fund's income. High yield bonds have higher yields to compensate for their greater credit risk. The Adviser believes that if it is permitted to invest the fixed income portion of the Fund's portfolio in both investment grade and high yield bonds, it will have a greater ability to maximize the Fund's income with lower portfolio volatility than if the Fund invested entirely in stocks. At the same time, the portion of the Fund which is invested in equity securities should provide opportunity for capital appreciation.

     The Adviser expects that up to 60% of the Fund will be invested in equity securities, and at least 40% of the Fund will be invested in fixed income securities. The Fund should have less equity risk than it does presently as a smaller portion of the Fund's assets will be invested in equity securities and the equity investments will not be concentrated in utilities industries. The Fund should have greater risks of investing in fixed income securities as a larger portion of the Fund's assets will be invested in bonds. These risks include credit risk and interest rate risk (the risk that if the market interest rates rise, the prices of bonds in the Fund's portfolio may fall). The Fund will be permitted to invest in both investment grade and high yield bonds. The lowest quality high yield bonds the Adviser expects to invest in will be rated single B, equivalent by Moody's Investors Service or Standard & Poor's.

     If the proposal to eliminate the Fund's investment policy that requires it to invest primarily in stocks and bonds of companies in the utilities industry, and only in fixed income securities that are investment grade, is approved, the Board of Directors has voted to change the Fund's name to "Federated Capital Income Fund."

     The Fund's current fundamental investment policy, which cannot be changed without shareholder approval, is as follows. You are being asked to approve the elimination of this policy.

     The Corporation will seek to achieve its investment objectives by investing primarily in common stocks, preferred stocks, units of participation in master limited partnerships which are traded on national securities exchanges, securities convertible into stock, and debt securities issued by companies in the utilities industry. Under normal conditions, the Corporation will invest at least 65% of its total assets in securities issued by companies in the utilities industry, which include companies engaged in the production, transmission, or distribution of electric energy or gas, or in communications facilities such as telephone or telegraph services.


     Debt obligations in the portfolio, at the time they are purchased, shall be limited to those which fall in one of the following categories: (i) rated investment grade by either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or (ii) determined by the Investment Adviser to be of investment grade and not rated by either of the aforementioned rating services, or (iii) the subordinated debt of issuers whose senior debt obligations are deemed to be investment grade by either of the aforementioned rating services. These subordinated debt securities may be unrated or rated below investment grade by Moody's Investors Services, Inc. or Standard & Poor's Corporation.

     Approval requires the affirmative vote of the lesser of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund.

     THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS APPROVAL OF DELETION OF THE FUND'S INVESTMENT POLICY REGARDING INVESTING IN THE UTILITIES INDUSTRY AND INVESTMENT GRADE FIXED INCOME SECURITIES.

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        PROPOSAL #2: TO APPROVE OR DISAPPROVE THE PROPOSED REORGANIZATION
-----------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     You are being asked to vote to approve changing the form of organization of the Fund from a corporation to a Massachusetts business trust. As a business trust, the Fund would continue to operate as it does presently. The Fund will continue to follow the same investment objective, policies and limitations, except as changed by Proposal #1 presented in this Proxy Statement, if approved by shareholders.

     The reason for changing the form of organization of the Fund from a corporation to a business trust is to reduce the Fund's expenses by the amount of certain state franchise taxes that apply to a corporation but not to a business trust. As a corporation, the Fund must pay franchise taxes in certain states where it does business. During the Fund's most recent fiscal year, the Fund paid franchise taxes in the amount of $87,525. As a business trust, the Fund will not be regulated as a corporation in such states and will not have to pay such franchise taxes.

Summary of the Reorganization Transaction

     The form of organization of the Fund would be changed from a corporation to a portfolio of a business trust through a reorganization transaction in which Federated Income Securities Trust ("FIST"), (a Massachusetts business trust), on behalf of its portfolio, Federated Capital Income Fund (the "Reorganized Fund"), would acquire all of the assets (subject to liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the Fund will become the owner of the same number of Reorganized Fund shares having a total net asset value equal to the total net asset value of his or her holdings in the Fund on the date of the Reorganization.

     The Fund is an open-end management investment company currently organized as a Maryland corporation. The Reorganized Fund is a newly organized portfolio of FIST that will offer four classes of shares that are identical to each of the four classes of shares offered by the Fund. The Reorganized Fund will not engage in any operations prior to the Reorganization. If Proposal #1 is not approved by shareholders, the name of the Reorganized Fund will remain "Federated Utility Fund."

     The Reorganized Fund will have the same investment objective as the Fund. The Fund's and the Reorganized Fund's primary investment objectives are current income and long-term growth of income. Their secondary objective is capital appreciation. These investment objectives cannot be changed without shareholder approval. The investment policies and limitations of the Reorganized Fund will be the same as the Fund's, except that investment policies or limitations of the Reorganized Fund may be changed without shareholder approval to the extent permitted by the Investment Company Act of 1940. The following investment policies of the Fund, regarding temporary and defensive investments and liquidity, may not be changed by the Fund without shareholder approval. The Reorganized Fund will be able to change these policies without shareholder approval:

     For temporary or defensive purposes, the Fund may be primarily invested in short-term money market instruments including certificates of deposit, obligations issued or guaranteed by the United States government or its agencies or instrumentalities, commercial paper rated not lower than A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service, Inc. or repurchase agreements.

     The Fund will not invest more than 15% of its total net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

     If Proposal #1 is approved, the investment policies of the Reorganized Fund will be further changed as described under Proposal #1 above.

     As a condition to the Reorganization, the Fund and the Reorganized Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, so that no gain or loss for federal income tax purposes will be recognized by either the Fund or the Reorganized Fund or by the shareholders of the Fund. The tax basis of the Reorganized Fund shares received by Fund shareholders will be the same as the tax basis of their shares in the Fund.

Board of Directors' Considerations and Recommendations

     At its meeting on August 23, 2002, the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," determined that participation in the Reorganization is in the best interests of the Fund and that the interests of the Fund shareholders would not be diluted as a result of its effecting the Reorganization. The Board of Trustees of the Reorganized Fund made these same determinations with respect to the Reorganized Fund. Based upon the foregoing considerations, and the fact that shareholders of the Fund will not suffer any adverse federal income tax consequences as a result of the Reorganization, the Board of Directors of the Fund unanimously voted to approve, and recommended to Fund shareholders the approval of, the Reorganization.

     Under the terms of the Fund's Charter, the approval of the Reorganization requires the affirmative vote of a majority of the aggregate number of shares of the Fund entitled to vote thereon. (See "Proxies, Quorum and Voting at the Meeting" below.)

Description of the Reorganization Agreement

     The Board of Directors of the Fund has voted to recommend to shareholders of the Fund the approval of an Agreement and Plan of Reorganization (the "Reorganization Agreement"). The Reorganization Agreement provides that all of the assets of the Fund will be transferred to the Reorganized Fund, subject to the liabilities of the Fund. Each holder of shares of the Fund will receive the same number (with the same aggregate value) of the same class of shares of the Reorganized Fund as the shareholder had in the Fund immediately prior to the Reorganization. The Fund's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the Reorganized Fund. Any contingent deferred sales charges payable upon redemption of shares received in the Reorganization will be calculated as if those shares had continued to be Fund shares.


     Following the Reorganization, shareholders of the Fund will be shareholders of the Reorganized Fund. Upon the completion of the Reorganization, the Fund will be deregistered as an investment company under the 1940 Act and its existence terminated under state law. The stock transfer books of the Fund will be permanently closed after the Reorganization. The Fund will not issue share certificates with respect to shares of the Reorganized Fund issued in connection with the Reorganization. Shareholders who currently hold certificates for their Fund shares are urged to surrender those certificates before the Reorganization takes place.


The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Fund; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. The Fund is not aware that any federal or state regulatory requirement must be complied with or approval must be obtained in connection with the Reorganization. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after December 6, 2002.


     Each of the Fund and the Reorganized Fund are responsible for the payment of all expenses of the Reorganization incurred by it, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Fund's shareholders.

     The Reorganization may be terminated at any time prior to its consummation by either the Fund or the Reorganized Fund if circumstances should develop that, in the opinion of either the Board of Directors of the Fund or the Board of Trustees of FIST, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement provided that such amendment or modification would not have a material adverse effect on the benefits intended under the Reorganization Agreement and would be consistent with the best interests of the shareholders of the Fund and the Reorganized Fund; and (ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Fund or the shareholders of the Reorganized Fund, as the case may be.

     This summary of the Reorganization Agreement is qualified in its entirely by reference to the full text of the Reorganization Agreement between the Fund and FIST, a copy of which is attached as Appendix I to this Proxy Statement.

Federal Income Tax Consequences

     As a condition to the Reorganization, the Fund and FIST, on behalf of the Reorganized Fund, will receive an opinion from counsel to the Fund and FIST, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free reorganization under section 368(a)(1)(F) of the Code, and the Fund and the Reorganized Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Reorganized Fund upon its receipt of the Fund's assets (subject to the liabilities of the Fund) in exchange for Reorganized Fund shares; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets (subject to the liabilities of the Fund) to the Reorganized Fund in exchange for Reorganized Fund shares or upon the distribution (whether actual or constructive) of the Reorganized Fund shares to the Fund shareholders in exchange for their shares of the Fund; (4) no gain or loss will be recognized by shareholders of the Fund upon the exchange of their Fund shares for Reorganized Fund shares; (5) the tax basis of the Fund's assets acquired by the Reorganized Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization; (6) the tax basis of Reorganized Fund shares received by each shareholder of the Fund pursuant to the Reorganization will be the same as the tax basis of Fund shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the Fund in the hands of the Reorganized Fund will include the period during which those assets were held by the Fund; and (8) the holding period of Reorganized Fund shares received by each shareholder of the Fund pursuant to the Reorganization will include the period during which the Fund shares exchanged therefor were held by such shareholder, provided the Fund shares were held as capital assets on the date of the Reorganization.

     The Fund and FIST have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

Comparative Information on Shareholder Rights and Obligations

     The Fund is organized as a Maryland corporation, while FIST is organized as a business trust under the laws of the Commonwealth of Massachusetts. The rights of shareholders of the Fund, as defined in its Charter, By-Laws and under the laws of the State of Maryland, and the rights of shareholders of Federated Income Securities Trust, as set forth in its Declaration of Trust, By-Laws, and under the laws of the Commonwealth of Massachusetts, relating to voting, distributions and redemptions, are substantively similar. The chart below describes some of the differences between your rights as a shareholder of the Fund and your rights as a shareholder of the Reorganized Fund.

---------------------------------------- -------------------------------------- --------------------------------------
Category                                 Fund                                   Reorganized Fund
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Preemptive Rights                        None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Preferences                              None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Appraisal Rights                         None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Conversion Rights (other than the        None                                   None
automatic conversion of Class B into
Class A shares as provided in
prospectuses of the Fund and the
Reorganized Fund)
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Exchange Rights (other than the right    None                                   None
to exchange for shares of other mutual
funds as provided in the prospectuses
of the Fund and the Reorganized Fund)
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Minimum Account Size                     The Board of Directors has             The Board of Trustees has discretion
                                         discretion to have the Fund redeem     to have the Reorganized Fund redeem
                                         the shares of any shareholder whose    the shares of any shareholder whose
                                         shares have an aggregate net asset     shares have an aggregate net asset
                                         value of less than $1,000              value below the minimum amount
                                                                                established by the Board of
                                                                                Trustees. FIST also has the right to
                                                                                redeem shares to the extent
                                                                                necessary to avoid becoming a
                                                                                personal holding company as defined
                                                                                in the Internal Revenue Code of
                                                                                1986, as amended.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Annual Meetings                          Not required                           Not required
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Right to Call Shareholder Meetings       Shall be called upon the written       Shall be called upon the written
                                         request of the holders of at least     request of the holders of at least
                                         10% of the shares of the Fund          10% of the shares of the Trust
                                         entitled to vote at the meeting        entitled to vote at the meeting
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Notice of Meetings                       Mailed to each shareholder entitled    Mailed to each shareholder entitled
                                         to vote at least 10 and not more       to vote at least 15 days before the
                                         than 90 days before the meeting        meeting
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Record Date For Meetings                 Directors may close the stock          Trustees may close the stock
                                         transfer books for a period not        transfer books for a period not
                                         exceeding 20 days prior to the date    exceeding 60 days prior to the date
                                         of any shareholder meeting or may      of any shareholder meeting or may
                                         fix in advance a date, not exceeding   fix in advance a date, not exceeding
                                         90 days, as a record date              60 days, as a record date
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Quorum for Meeting                       The presence in person or by proxy     The presence in person or by proxy
                                         of holders of one-third of the         of holders of a majority of the
                                         shares entitled to vote constitutes    shares entitled to vote constitutes
                                         a quorum                               a quorum
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Election of Directors or Trustees        A plurality of votes cast at the       A plurality of votes cast at the
                                         meeting                                meeting
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Adjournment of Meetings                  In the absence of a quorum, a          In the absence of a quorum, a
                                         majority of shareholders present in    plurality of shareholders present in
                                         person or by proxy may adjourn the     person or by proxy may adjourn the
                                         meeting from time to time to a date    meeting from time to time without
                                         not later than 120 days after the      further notice
                                         original record date without further
                                         notice
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Removal of Directors or Trustees by      May be removed by a vote of at least   May be removed by a vote of at least
Shareholders                             75% of the outstanding shares          two-thirds of the outstanding shares
                                                                                of FIST
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Personal Liability of Directors and      The Maryland General Corporation Law   The trustees and officers are not
Trustees                                 makes directors immune from            liable for neglect or wrong doing by
                                         liability to the extent that they      them or any officer, agent,
                                         perform their duties as directors:     employee, investment adviser or
                                         (1) In good faith; (2) In a manner     principal underwriter of the
                                         the director reasonably believes to    Reorganized Fund or of any entity
                                         be in the best interests of the        providing administrative services
                                         Fund; and (3) With the care that an    for the Reorganized Trust, provided:
                                         ordinarily prudent person in a like    (1) they have acted under the belief
                                         position would use under similar       that their actions are in the best
                                         circumstances.                         interest of the Reorganized Fund,
                                                                                and (2) they would not otherwise be
                                                                                liable by reason of willful
                                                                                misfeasance, bad faith, gross
                                                                                negligence or reckless disregard of
                                                                                the duties involved in the conduct
                                                                                of his office.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Personal Liability of Shareholders       None                                   Under Massachusetts law, there is,
                                                                                in theory, a possibility that a
                                                                                shareholder may be personally
                                                                                liable; however, the New Charter
                                                                                requires the FIST to use the assets
                                                                                of the Reorganized Fund to protect
                                                                                or compensate the shareholder if the
                                                                                shareholder is held personally
                                                                                liable for its obligations.
                                                                                Massachusetts business trusts are
                                                                                widely used in the mutual fund
                                                                                industry to organize series
                                                                                investment companies.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Number of Authorized Shares; Par Value   250,000,000 shares of Class A          Unlimited; no par value
                                         Shares, Class B Shares, Class C
                                         Shares and Class F Shares, with a
                                         par value of $0.001 per share.
------------------------------------- --------------------------------------

     THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY  RECOMMENDS  APPROVAL OF THE
FUND'S REORGANIZATION

-----------------------------------------------------------------------------
                           INFORMATION ABOUT THE FUND
-------------------------------------------------------------------------------


Proxies, Quorum and Voting at the Meeting

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The favorable vote of a majority of the aggregate number of shares of the Fund entitled to vote is required to approve the Reorganization.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-third of the shares of stock of the Fund, then outstanding and entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals.

     For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

     If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of either proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned but no further notice of an adjournment is required. The persons named as proxies will vote AGAINST adjournment those proxies which they are required to vote against either proposal and will vote in FAVOR of the adjournment those proxies which they are authorized to vote for both proposals. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.



Share Ownership of the Fund

     Officers and Directors of the Fund own less than 1% of the Fund's outstanding shares.

     At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more that 5% of outstanding Class A Shares of the Fund: Edward Jones & Co., Maryland Heights, MO, owned 17,244,045 Shares (43.86%).

     At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more that 5% of outstanding Class B Shares of the Fund: Edward Jones & Co., Maryland Heights, MO, owned 577,616 Shares
(8.88%); Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Jacksonville, FL, owned 608,324 Shares (9.35%).

     At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more that 5% of outstanding Class C Shares of the Fund: Edward Jones & Co., Maryland Heights, MO, owned 248,712 Shares (10.41%); Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Jacksonville, FL, owned 604,772 Shares (25.31%).

     At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more that 5% of outstanding Class F Shares of the Fund: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Jacksonville, FL, owned 3,935,561 Shares (17.58%).

     Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.


-------------------------------------------------------------------------------
          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
--------------------------------------------------------------------------------

     The Fund is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Utility Fund, Inc., and in the event the Reorganization is approved, to FIST at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

-------------------------------------------------------------------------------

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

-------------------------------------------------------------------------------

By Order of the Directors


John W. McGonigle
Secretary

October 21, 2002

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION



AGREEMENT AND PLAN OF REORGANIZATION dated as of October 21, 2002, (the "Agreement") between Federated Utility Fund, Inc., a Maryland corporation (the "Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, and Federated Income Securities Trust, a Massachusetts business trust (the "Trust"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, on behalf of its newly-organized portfolio, Federated Capital Income Fund (the "Successor Fund").


     WHEREAS, the Board of Directors of the Fund and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

     WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"):

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1.       Plan of Exchange.

     (a) Subject to the terms and conditions set forth herein, the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional Class A, B, C and F shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), to be issued by the Trust, having an aggregate number equal to the respective number of Class A, B, C and F shares of the Fund then outstanding, and having an aggregate net asset value equal to the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date (such time and date being hereinafter called the "Valuation Time") in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). Successor Fund will not issue certificates representing Successor
Fund Shares in connection with the Reorganization. In lieu of delivering certificates for the Successor Fund Shares, the Trust shall credit the Successor Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

     (b) When the Successor Fund Shares are distributed pursuant to paragraph 1(a), all outstanding shares of the Fund, including any represented by certificates, shall be canceled on the Fund's share transfer books. No redemption or repurchase of Successor Fund Shares credited to a shareholder's account in respect of shares of the Fund represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to the Trust for cancellation or, if such certificates are lost or misplaced, lost certificate affidavits and/or such other documentation that is satisfactory to the Trust or its transfer agent have been executed and delivered thereto.

     (c) Delivery of the assets of the Fund to be transferred shall be made on the Exchange Date (as defined herein). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Fund.

     (d) The Fund will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to the Trust and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.


(e) The Exchange Date shall be December 6, 2002, or such earlier or later date as may be mutually agreed upon by the parties.


     (f) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Class A, B, C and F Successor Fund Shares received by it among the shareholders of Class A, B, C and F shares of the Fund in numbers equal to the number of shares of each such Class that each such shareholder holds in the Fund, and shall take all other steps necessary to effect its dissolution and termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

     2. The Fund's Representations and Warranties. The Fund represents and warrants to and agrees with the Trust on behalf of the Successor Fund as follows:

     (a) The Fund is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

     (b) This Agreement has been duly authorized, executed and delivered by the Fund and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Fund's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

     (c) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.

     (e) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

     3. The Trust's Representations and Warranties. The Trust, on behalf of the Successor Fund, represents and warrants to and agrees with the Fund as follows:

     (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; the Successor Fund is a duly organized portfolio of the Trust; and the Trust has the power to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) This Agreement has been duly authorized, executed and delivered by the Trust and is valid and binding on the Trust, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

     (c) The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

     (d) The Successor Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

     (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund shares to be issued as of the Exchange Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Trust. No Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

     4. The Trust's Conditions Precedent. The obligations of the Trust hereunder shall be subject to the following conditions:

     (a) The Fund shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

     (b) As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

     5. The Fund's Conditions Precedent. The obligations of the Fund hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     6. The Trust's and the Fund's Conditions Precedent. The obligations of both the Trust and the Fund hereunder shall be subject to the following conditions:

     (a) The post-effective amendment to the Trust's Registration Statement on Form N-1A relating to the Successor Fund under the Securities Act of 1933, as amended, and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

     (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

     (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code. Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

     7. Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Fund or the Board of Trustees of the Trust at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Directors of the Fund or the Board of Trustees of the Trust, make proceeding with this Agreement inadvisable.

     If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Directors, officers or shareholders of the Fund, in respect of this Agreement.

     8. Waiver and Amendments. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

     9. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     10. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws.

         11.      Capacity of Trustees, Etc.

     (a) The names "Federated Income Securities Trust" and "Board of Trustees of Federated Income Securities Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Trust's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Trust must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Trust.

     (b) Both parties specifically acknowledge and agree that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of the Trust shall be liable with respect thereto.

     12. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.




                                                 Federated UTILITY Fund, Inc.



                                                     By:
                                                     Title:


                                               Federated Income Securities Trust
                                                     on behalf of its portfolio,
                                                   Federated Capital Income Fund



                                                     By:
                                                     Title:


                          FEDERATED UTILITY FUND, INC.

Investment Adviser
Passport Research, Ltd.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779



















Cusip 314286105
Cusip 314286204
Cusip 314286303
Cusip 314286402

27902 (10/02)


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Federated Utility Fund, Inc. (the "Fund"), hereby appoint Andrew Cross, Maureen
A. Ferguson, Leanna Norris, and Megan W. Clement, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund, which the undersigned is entitled to vote at the Meeting of Shareholders to be held on December 6, 2002, at 5800 Corporate Drive,
Pittsburgh, Pennsylvania, 15237-7000 at 2:00 p.m. (Eastern Time), and at any adjournment thereof.

     The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1: To approve or disapprove deletion of the Fund's investment policy regarding investing in the utilities industry and investment grade fixed income securities.

                                    FOR                       [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

Proposal  2:  To  approve  or  disapprove  a  proposed  Plan  and  Agreement  of
     Reorganization ("Agreement") changing the form of organization of the Fund from a Maryland corporation to a Massachusetts business trust. Pursuant to the Agreement, a newly created portfolio (the "Reorganized Fund") of Federated Income Securities Trust, a Massachusetts business trust, would acquire all of the assets (subject to the liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.

                                    FOR                       [   ]

                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return                 _____________________
this card as soon as possible.                                     Date
                                                 _____________________
                                                              Signature

                                                ________________________
                                                Signature (Joint Owners)



     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. You may also vote your shares by touchtone phone by calling 1-800-690-6903, or through the Internet at www.proxyvote.com.